UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TrustCo Bank Corp NY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following Material was made available to shareholders on April 30, 2015.

Subsidiary:  Trustco Bank

April 28, 2015

Dear Shareholder:

We recently mailed you proxy material in connection with our upcoming Annual Meeting of Shareholders to be held on May 21, 2015. According to our records, we have not received your proxy.

It is very important that your shares be voted, regardless of the number of shares you own.

Please take a moment to VOTE your shares by returning your proxy in the envelope provided. You can also vote by telephone or the internet by following the enclosed instructions.

Our Board of Directors unanimously recommends a “FOR” vote on all proposals.

As a point to clarify, and as fully described in the Proxy, Appendix 1 Section 5 Stock Subject to the Plan, should have indicated that the total number of shares of stock that may be issued to the plan are 2,332,250, and the total number of awards of units may not exceed the equivalent of 1,400,400 shares.

Sincerely,
Robert M. Leonard
Secretary

5 Sarnowski Drive • Glenville, N.Y. 12302

IMPORTANT ANNUAL MEETING INFORMATION Admission Ticket Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Standard Time, on May 20, 2015. Vote by Internet • Go to www.investorvote.com/TRST • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q AProposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 – 4. 1. Election of Directors: For Withhold 01 - Thomas O. Maggs 02 - Robert J. McCormick 03 - William J. Purdy 2. Approval of the Amended and Restated TrustCo Bank Corp NY 2010 Equity Incentive Plan. For Against Abstain 3. Approval of a Nonbinding Advisory Resolution on the Compensation of TrustCo’s Named Executive Officers. 4. Ratification of the appointment of Crowe Horwath LLP as Independent Auditors for 2015. For Against Abstain 5. Such other business that properly may be brought before the meeting or any adjournments thereof. Comments: Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

2015 Annual Meeting Admission Ticket 2015 Annual Meeting of TrustCo Bank Corp NY Shareholders Thursday, May 21, 2015 4:00PM Local Time Mallozzi’s Restaurant 1930 Curry Road, Rotterdam, NY 12303 Upon arrival, please present this admission ticket and photo identification at the registration desk. YOUR VOTE IS IMPORTANT! IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS. PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Proxy — TrustCo Bank Corp. NY Notice of 2015 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting — Thursday, May 21, 2015 This proxy is solicited on behalf of the Board of Directors of TrustCo Bank Corp NY for the Annual Meeting of Shareholders to be held on May 21, 2015. The person whose name and signature appears hereon hereby appoints Paul Heiner and William F. Terry, and each of them, the proxy or proxies of such person, with full power of substitution, to vote as indicated herein all shares of common stock of TrustCo Bank Corp NY which such person is entitled to vote at the Annual Meeting, to be held at Mallozzi’s Restaurant, 1930 Curry Road, Rotterdam, NY 12303, at 4:00 p.m. (local time) on Thursday, May 21, 2015 and at any adjournment(s) or postponements thereof. The proxies are directed to vote as specified on the reverse side and in their discreation on all other matters coming before the Annual Meeting. If no direction is made, the proxies will vote “FOR” all nominees listed for election of directors and “FOR” Proposals 2, 3 and 4. The undersigned acknowledges receipt from TrustCo Bank Corp NY prior to the execution of this proxy of a Notice of the Annual Meeting, the Proxy Statement, and Annual Report.